UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Room 1811, Xinghuo Keji Plaza, No. 2 Fufeng Road Fengtai District, Beijing, CN 100070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNET	NASDAQ Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2024, Kevin Choi resigned as an independent director of ZW Data Action Technologies Inc. (the “Company”). Mr. Choi’s resignation did not result from any disagreement with the Company.

On that same day, Mr. Justin Tam was appointed to succeed Mr. Choi following his resignation. Mr. Tam’s biography is provided below:

Justin Tam, age 51, is a versatile professional with over 30 years of experience across business development, healthcare technology, investment management, and entrepreneurship. Since January 2023, Mr. Tam has served as the Business Development Director at FINESSE Healthcare, a start-up company focused on homecare AI under FINESSE GROUP. Previously, from January 2017 to November 2022, Mr. Tam served as the General Manager at MYDOC Health Limited, a telemedicine company established in 2015. From January 2016 to November 2020, Mr. Tam served as the Vice President of Technology Investment at Brighten Management Limited, a family office that structures and manages private equity investments in Hong Kong and Asia markets. Between 2002 to 2015, Mr. Tam was also an entrepreneur. Mr. Tam holds an Honour Bachelor of Applied Sciences in Electrical Engineering from the University of Waterloo, Canada.

The Company has determined that Mr. Tam qualifies as independent director as such term is defined by Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”) and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Mr. Tam has no any family relationships with any of the executive officers or directors of the Company. Additionally, there have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Tam had, or will have, a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2024	ZW Data Action Technologies Inc.

By: /s/ Handong Cheng
Name: Handong Cheng
Title: Chief Executive Officer and Acting Chief Financial Officer